UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2022

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2022, Terrence Young provided notice to Comfort Systems USA, Inc. (the “Company”) of his decision to resign from his position as Senior Vice President – Service, effective January 14, 2022 (the “Resignation Date”). In connection with his resignation, he entered into a Resignation and General Release Agreement with the Company on January 18, 2022 (the “Resignation Agreement”).

Pursuant to the Resignation Agreement, Mr. Young will be entitled to receive severance in the amount of $75,000, payable in twenty-three equal installments during 2022.

In exchange for these payments, Mr. Young agreed to: (i) forfeit his rights to receive (a) any outstanding short-term incentive bonus payment for fiscal year 2021, and (b) any amounts in respect of his outstanding equity awards, (ii) acknowledge and continue to comply with restrictive covenants requiring non-competition, non-solicitation, and non-raiding of the Company’s customers and employees for the remainder of 2022, and (iii) a general release of all claims associated with Mr. Young’s employment with the Company. Mr. Young further agreed to make himself available to reasonable requests for information from the Company regarding his former duties and other related matters until December 31, 2022.

The Resignation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description

10.1	Resignation and General Release Agreement between Comfort Systems USA, Inc. and Terrence Young, dated as of January 18, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Laura Howell
Laura Howell Senior Vice President and General Counsel

Date:      January 19, 2022